UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ASPIRE BIOPHARMA HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) of Schedule (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

ASPIRE BIOPHARMA HOLDINGS, INC.
23150 Fashion Drive, Suite 232
Estero, Florida 33928

NOTICE OF JUNE 2026 SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 A.M. Eastern Time on June 4, 2026

April 27, 2026

NOTICE IS HEREBY GIVEN that the 2026 Special Meeting of Stockholders (the “June 2026 Special Meeting”) of Aspire Biopharma Holdings, Inc. (the “Company”) will be held on June 4, 2026, at 10:00 A.M. Eastern Time, in person at 4626 N 300 W, Suite 350, Provo, UT 84604 for the following purposes:

(1) To authorize, pursuant to that certain Warrant to Purchase Common Stock Agreement (the “Warrant Agreement”) and for purposes of complying with Nasdaq listing rule 5635(d) upon exercise of the underlying warrants, (i) the issuance of the shares of common stock of the Company issuable upon exercise of the warrants (the “Warrant Shares”), including the issuance of all of the Warrant Shares in excess of 19.99% of the issued and outstanding Common Stock on April 22, 2026, and (ii) the aggregate exercise price of $0.00001 per Warrant Share (the “Exercise Price”) at which the warrants may be converted, the “Warrant Issuance Proposal”)

(2) to approve, pursuant to that certain Warrant Agreement between the Company and the Company’s financial advisor pursuant to that certain investment banking agreement., dated March 17, 2026, of the adjustment of the number of shares of common stock issuable upon the exercise of the Warrants (the “Share Adjustment Proposal”).

(3) to approve voluntary adjustments to the exercise price of the Warrants pursuant to the terms of the Warrant (the “Exercise Price Adjustment Proposal”);

(4) to approve one or more adjournments of the June 2026 Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Warrant Issuance Proposal, Share Adjustment Proposal, and the Exercise Price Adjournment Proposal, if there are not sufficient votes at the June 2026 Special Meeting to approve and adopt the Warrant Issuance Proposal, Share Adjustment Proposal, and the Exercise Price Adjournment Proposal (the “Adjournment Proposal”); and

(5) to consider and transact such other business as may be properly brought before the June 2026 Special Meeting and any adjournments thereof.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board has fixed the close of business on April 13, 2026, as the record date for the determination of stockholders entitled to notice of and to vote at the June 2026 Special Meeting and any adjournments or postponements of the June 2026 Special Meeting. Accordingly, only stockholders of record at the close of business on April 13, 2026, are entitled to notice of, and to vote at, the June 2026 Special Meeting and any adjournments or postponements of the June 2026 Special Meeting.

Your vote is important. Whether or not you expect to attend the June 2026 Special Meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the proxy card so that your shares may be represented at the meeting.

April 27, 2026	By Order of the Board of Directors,

/s/ Kraig Higginson
Kraig Higginson
Director and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

JUNE 2026 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2026.

The proxy statement is available at www.colonialstock.com/AspireBiopharma2026.

Whether  or not you expect to attend the meeting in person, please submit voting instructions for your shares promptly using the directions on your proxy card, to vote by one of the following methods: 1) over the internet at www.colonialstock.com/AspireBiopharma2026, 2) by telephone by calling the toll-free number 877-285-8605, or 3) by marking, dating and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

ASPIRE BIOPHARMA HOLDINGS, INC.
23150 Fashion Drive, Suite 232
Estero, Florida 33928

PROXY STATEMENT

ABOUT THE MEETING

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies for use at our June 2026 Special Meeting of Stockholders, to be held on June 4, 2026, at 10:00 A.M. Eastern Time, including at any adjournments or postponements of the June 2026 Special Meeting, at 4626 N 300 W, Suite 350, Provo, UT 84604, for the purposes stated in the accompanying Notice of June 2026 Special Meeting of Stockholders. This solicitation is made by our Board of Directors (also referred to as the “Board” in this Proxy Statement) on behalf of Aspire Biopharma Holdings, Inc. In this Proxy Statement, the terms “we,” “our,” “us” and the “Company” refer to Aspire Biopharma Holdings, Inc. You are invited to attend the June 2026 Special Meeting and vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.

We have elected to provide access to our proxy materials over the Internet at www.colonialstock.com/AspireBiopharma2026. Accordingly, we are sending to our stockholders of record as of the close of business on April 13, 2026, a Notice of Internet Availability of Proxy Materials (the “Notice”) relating to our June 2026 Special Meeting of Stockholders. All stockholders of record will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about May 2, 2026, we intend to make this Proxy Statement and accompanying form of proxy card available on the Internet and to mail the Notice to all stockholders entitled to vote at the June 2026 Special Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the June 2026 Special Meeting who have properly requested paper copies of such materials, within three business days of the receipt of such request.

The Notice, this Proxy Statement and the accompanying form of proxy card are available at www.colonialstock.com/AspireBiopharma2026. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

How do I attend the June 2026 Special Meeting?

The June 2026 Special Meeting will be held on June 4, 2026, at 10:00 A.M. Eastern Time at 4626 N 300 W, Suite 350, Provo, UT 84604. Information on how to vote in person at the June 2026 Special Meeting is discussed below.

What am I being asked to vote on?

You are being asked to vote on the following proposals:

● Proposal 1 (Warrant Issuance Proposal): To authorize, pursuant to that certain Warrant to Purchase Common Stock Agreement (the “Warrant Agreement”) and for purposes of complying with Nasdaq listing rule 5635(d) upon exercise of the underlying warrants, (i) the issuance of the Warrant and (ii) the issuance of the shares of common stock of the Company issuable upon exercise of the warrants (the “Warrant Shares”), including the issuance of all of the Warrant Shares which are in excess of 19.99% of the issued and outstanding Common Stock on April 17, 2026, and (ii) the aggregate exercise price of $0.00001 per Warrant Share pursuant to the terms of such Warrants (the “Warrant Issuance Proposal”);Warrant

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● Proposal 2 (Share Adjustment Proposal) To approve, pursuant to that certain Warrant Agreement (the “Warrant Agreement “) between the Company and financial advisor pursuant to that certain investment banking agreement, dated March 17, 2026, of the adjustment of the number of shares of common stock underlying the Warrant Shares pursuant to the terms thereof. (the “Share Adjustment Proposal”);

● Proposal 3 (Exercise Price Adjustment Proposal) To approve voluntary adjustments to the exercise price of outstanding Warrant Shares pursuant to the Warrant Agreement (the “Exercise Price Adjustment Proposal”);

● Proposal 4: (Adjournment Proposal) To approve one or more adjournments of the June 2026 Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Warrant Issuance Proposal, Share Adjustment Proposal, and the Exercise Price Adjournment Proposal, if there are not sufficient votes at the June 2026 Special Meeting to approve and adopt the Warrant Issuance Proposal, Share Adjustment Proposal, and the Exercise Price Adjournment Proposal (the “Adjournment Proposal”); and

● To transact any other business that may properly come before the June 2026 Special Meeting or any adjournment(s) or postponements of the June 2026 Special Meeting.

What are the Board’s voting recommendations?

The Board recommends that you vote as follows:

● Proposal 1 (Warrant Issuance Proposal “FOR” the Warrant Issuance Proposal;

● Proposal 2 (Share Adjustment Proposal): “FOR” the Share Adjustment Proposal;

● Proposal 3 (Exercise Price Adjustment Proposal): “FOR” the Exercise Price Adjustment Proposal; and

● Proposal 4 (Adjournment Proposal): “FOR” the Adjournment Proposal

Who is entitled to vote at the June 2026 Special Meeting?

Holders of record of our Common Stock, as of the close of business on April 13, 2026, the record date for the June 2026 Special Meeting (the “Record Date”), are entitled to receive notice of the June 2026 Special Meeting. Holders of record of shares of Common Stock have the right to vote on all matters brought before the June 2026 Special Meeting.

As of the Record Date, there were 5,024,142 shares of Common Stock were issued and outstanding.

What are the voting rights of stockholders ?

Each share of our Common Stock outstanding as of the Record Date, is entitled to receive notice of the June 2026 Special Meeting and to one vote per share on all matters properly brought before the June 2026 Special Meeting.

No dissenters’ rights are provided under the Delaware General Corporation Law, our Certificate of Incorporation or our Bylaws (the “Bylaws”) with respect to any of the proposals described in this Proxy Statement.

Who can attend the June 2026 Special Meeting?

All holders of our Common Stock at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the June 2026 Special Meeting. Stockholders may attend the June 2026 Special Meeting on June 4, 2026, at 4626 N 300 W, Suite 350, Provo, UT 84604.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

● Stockholder of record. If your shares are registered directly in your name with our transfer agent, Colonial Stock Transfer Co, Inc. (our “Transfer Agent”), you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.

● Beneficial owner of shares held in street name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the June 2026 Special Meeting.

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What will constitute a quorum at the June 2026 Special Meeting?

A quorum is the minimum number of shares required to be present or represented by proxy at the June 2026 Special Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Delaware law. The presence at the meeting, or by proxy, of the holders of thirty-three and one-third percent (33.33%) of the outstanding shares of stock entitled to vote at the June 2026 Special Meeting on the Record Date will constitute a quorum, permitting our stockholders to conduct business at the June 2026 Special Meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 5,024,142 shares of our Common Stock outstanding.

If a quorum is not present to transact business at the June 2026 Special Meeting, the June 2026 Special Meeting may be adjourned, from time to time, either by the chairman of the meeting or by vote of a majority of the shares present in person, or represented by proxy at the meeting, but no other business shall be transacted at such meeting.

If we do not receive sufficient votes in favor of the proposals by the date of the June 2026 Special Meeting, the June 2026 Special Meeting may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, or represented by proxy at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the June 2026 Special Meeting. If you do not give your broker or other nominee voting instructions with respect to Proposal 1 (Warrant Issuance Proposal), Proposal 2 (Share Adjustment Proposal), Proposal 3 (Exercise Price Adjustment Proposal), or Proposal 4 (Adjournment Proposal), your broker or other nominee will not be able to vote on that proposal.

How many votes are needed for the proposals to pass?

The proposals to be voted on at the June 2026 Special Meeting have the following voting requirements:

● Proposal 1 (Warrant Issuance Proposal) : The Warrant Issuance Proposal requires the affirmative vote of the majority of votes cast once a quorum has been established. For purposes of the Share Adjustment Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

● Proposal 2 (Share Adjustment Proposal): The Share Adjustment Proposal requires the affirmative vote of the majority of votes cast once a quorum has been established. For purposes of the Share Adjustment Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

● Proposal 3 (Exercise Price Adjustment Proposal): The Exercise Price Adjustment Proposal requires the affirmative vote of the majority of votes cast once a quorum has been established. For purposes of the Exercise Price Adjustment Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

● Proposal 4 (Adjournment Proposal): The Adjournment Proposal requires the affirmative vote of the majority of votes cast once a quorum has been established. For purposes of the Adjournment Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

This means that the Proposals could each be approved by the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock.

Will any other matters be voted on?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the June 2026 Special Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the June 2026 Special Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.

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How do I vote?

For the matters to be voted on, you may vote “For” or “Against” or abstain from voting.

● Stockholders of record: If your shares are registered directly in your name with our transfer agent, Colonial Stock Transfer Co, Inc., as of the Record Date, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your completed proxy card by mail by following the instructions included with your proxy card. The deadline for submitting your vote by Internet or telephone is 11:59 p.m. Eastern Time on May 28, 2026, which is the day before the June 2026 Special Meeting. The designated proxy holders named in the proxy card will vote according to your instructions.

To vote in person, come to the June 2026 Special Meeting and we will give you a ballot when you arrive.

● Beneficial owner of shares held in street name: If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.

If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the June 2026 Special Meeting.

If I plan to attend the June 2026 Special Meeting in person, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the June 2026 Special Meeting. If you send in your proxy card and also attend the June 2026 Special Meeting in person, you do not need to vote again at the June 2026 Special Meeting unless you want to change your vote.

How are proxy card votes counted?

If the proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the Warrant Issuance Proposal, “FOR” the Share Adjustment Proposal, “FOR” the Exercise Price Adjustment Proposal and “FOR” the Adjournment Proposal; and as recommended by our Board with regard to any other matters that may properly come before the June 2026 Special Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the June 2026 Special Meeting by (i) filing with our General Counsel and Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) voting during the June 2026 Special Meeting.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement and the proxy card, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

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PRINCIPAL STOCKHOLDERS

The following table sets forth, as of April 13, 2026, which is the Record Date information regarding beneficial ownership of our capital stock by:

● each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;

● each of our named executive officers;

● each of our directors; and

● all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 5,024,142 shares of Common Stock outstanding as of April 13, 2026.

Beneficial ownership is determined according to the rules of the U.S. Securities and Exchange Commission (“SEC”) and generally means that a holder has beneficial ownership of a security if such holder possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock within sixty (60) days of April 13, 2026. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the holders named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

For purposes of computing the percentage of outstanding shares of our Common Stock held by each holder or group of holders named above, any shares of Common Stock that such holder or holders has the right to acquire within sixty (60) days of April 13, 2026, is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other holder. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table is c/o Aspire Biopharma Holdings, Inc., 23150 Fashion Drive, Suite 232, Estero, Florida 33928.

Name and Address of Beneficial Owner	Number of Shares	% of Common Stock Outstanding
Directors and Executive Officers: (1)
Kraig T. Higginson	263,280	5.2%
Ernest J. Scheidemann, Jr. (2)	14,105	*
Edward J. Kimball	3,135	*
Howard Doss	10,000	*

Philip Balatsos	-

All Directors and Executive Officers as a group (6 individuals)	290,520	5.8%
Five Percent Holders:
Kraig T. Higginson	263,280	5.2%

All Five Percent Holders (1 entity)	263,280	5.2%

*Less than 1%

(1)	The address of each of these individuals is c/o Aspire Biopharma Holdings, Inc., 23150 Fashion Drive, Suite 232, Estero, Florida 33928

(2)	Represents shares of common stock held by Turkey Bay Holdings LLC, which Mr. Scheidemann claims beneficial ownership of.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of Section 21I of the Exchange Act and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). These forward-looking statements, including as they relate to Proposal 1, Proposal 2, and Proposal 3include, without limitation: statements regarding new products or services; statements concerning litigation or other matters; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance; statements of our management’s goals and objectives; statements concerning our competitive environment, availability of resources and regulation; trends affecting our financial condition, results of operations or future prospects; our financing plans or growth strategies; statements of the timing of the Reverse Stock Split or either of the Issuances; statements of the potential consummation of the Reverse Stock Split or either of the Issuance; and other similar expressions concerning matters that are not historical facts. Words such as “may”, “will”, “should”, “could”, “would”, “predicts”, “potential”, “continue”, “expects”, “anticipates”, “future”, “intends”, “plans”, “believes” and “estimates,” and variations of such terms or similar expressions, are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or our management’s good faith belief as of that time with respect to future events. Our actual results may differ materially from those expressed in, or implied by, the forward-looking statements due to a number of factors, including risks discussed in documents that we file with the SEC.

Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. You should review our subsequent reports filed with the SEC described in the sections of this Information Statement entitled “Additional Information,” all of which are accessible on the SEC’s website at www.sec.gov.

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PROPOSAL ONE

TO APPROVE THE ISSUANCE OF THE WARRANTS and SHARES OF COMMON STOCK UPON

EXERCISE OF THE WARRANTS

On March 17, 2026, Aspire Biopharma Holdings, Inc. entered into a financial advisory agreement pursuant to which it agreed to enter into the Warrant Agreement “), and issue the Warrants.

The terms of the Warrant Agreement require that the Company seek such approval as may be required by the rules and regulations of the Nasdaq Stock Market LLC (the “Stockholder Approval”). Accordingly, we are seeking stockholder approval of the following:

“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of the Warrants and all of the Warrant Shares which would be in excess of 19.99% of the issued and outstanding Common Stock on the Issuance Date.

Background and Description of the Warrant Agreement

On April 22, 2026, Aspire Biopharma Holdings, Inc. (the “Company”) issued warrants to purchase shares of common stock (the “Warrants”) to its financial advisor in connection with the acquisition of Direct Control Systems for which the financial advisor is providing investment banking advice to the Company. The following is a summary of the material terms of the Warrants. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Warrant Agreement, which is filed as an exhibit to this information statement.

Warrant Shares and Exercise Price

Each Warrant entitles the holder to purchase shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company equal to the Maximum Eligibility Number, as calculated in accordance with Section 3.2 of the Warrant. The Warrants are pre-funded warrants, meaning the aggregate exercise price (except for a nominal exercise price of $0.00001 per share) was pre-funded to the Company on or prior to the Initial Exercise Date. Consequently, no additional consideration (other than the nominal $0.00001 per share) is required to be paid by the holder to effect any exercise of the Warrant.

Exercise Period

Each Warrant is exercisable at any time on or after the Initial Exercise Date and continues until exercised in full. The Initial Exercise Date is defined as the closing date of the transaction announced in the Current Report on Form 8-K filed by the Company on April 15, 2026.

Exercise Procedures

Holders may exercise their Warrants, in whole or in part, by delivering a duly executed Notice of Exercise to the Company. The Warrants may also be exercised by means of a “cashless exercise,” in which case the holder is entitled to receive a number of shares calculated using a formula based on the volume-weighted average price (VWAP) of the Common Stock. No ink-original Notice of Exercise or medallion guarantee is required.

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Beneficial Ownership Limitation

The Warrants contain a beneficial ownership limitation that prohibits the Company from effecting any exercise to the extent that, after giving effect to such exercise, the holder (together with its affiliates and any other persons acting as a group) would beneficially own in excess of 4.99% (or, upon election by a holder prior to issuance, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. The holder may increase or decrease this limitation upon notice to the Company, provided that such limitation may not exceed 9.99%, and any increase shall not be effective until sixty-one (61) calendar days after such notice is delivered to the Company.

Issuance Restrictions; Stockholder Approval

If the Company has not obtained Stockholder Approval, the Company may not issue upon exercise of the Warrants a number of shares of Common Stock that, when aggregated with any shares of Common Stock issued upon prior exercise of the Warrants, would exceed 2,346,531 shares (subject to adjustment for stock splits, stock dividends, and similar transactions). Stockholder Approval means such approval as may be required by the applicable rules and regulations of The Nasdaq Stock Market LLC from the stockholders of the Company, or board of directors in lieu thereof, to issue in excess of twenty percent (20%) of the outstanding shares of Common Stock or a security exercisable for shares of Common Stock at a deemed discount to the Nasdaq Minimum Price immediately prior to the issuance date.

The Company is required to hold a June 2026 Special Meeting of stockholders at the earliest practicable date, but in no event later than sixty (60) calendar days after the closing date, for the purpose of obtaining Stockholder Approval. If the Company does not obtain Stockholder Approval at the first meeting, it is required to call a meeting every three (3) months thereafter until Stockholder Approval is obtained or the Warrants are no longer outstanding.

Adjustments

The exercise price and the number of shares issuable upon exercise of the Warrants are subject to adjustment in certain circumstances, including: (i) stock dividends, (ii) stock splits, (iii) reverse stock splits, and (iv) reclassifications of shares of Common Stock. During the Adjustment Period (commencing on April 10, 2026, and ending on the tenth (10th) Trading Day after the Issuance Date), the Maximum Eligibility Number is subject to increase to equal the Adjustment Share Amount, which is calculated based on the fully diluted number of shares of Common Stock at announcement of a proposed merger transaction on or after the Issuance Date.

Fundamental Transactions

In the event of a Fundamental Transaction (including mergers, consolidations, sales of substantially all assets, tender offers, reclassifications, or business combinations resulting in a change of control), the holder shall have the right to receive, upon any subsequent exercise of the Warrant, the same kind and amount of consideration that a holder of Common Stock would have received in connection with such transaction. In addition, in the event of a Fundamental Transaction, the holder has the option to require the Company (or any successor entity) to purchase the Warrant from the holder for an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of the Warrant. Any successor entity is required to assume all of the obligations of the Company under the Warrant.

Transferability

The Warrants are transferable, subject to compliance with applicable securities laws and the conditions set forth in the Warrant Agreement. In connection with any transfer, if the transfer is not registered pursuant to an effective registration statement and the shares are not eligible for resale without volume or manner-of-sale restrictions, the Company may require an opinion of counsel that such transfer does not require registration under the Securities Act of 1933, as amended.

No Stockholder Rights Prior to Exercise

The Warrants do not entitle the holder to any voting rights, dividends, or other rights as a stockholder of the Company prior to exercise. However, the holder is entitled to participate in certain distributions and rights offerings as though the holder had exercised the Warrant in full (subject to the beneficial ownership limitation).

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Potential Adverse Effects of the Approval of the Warrant Stockholder Approval Provisions

Following approval by the stockholders of this proposal, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of Common Stock upon conversion of the Warrants.

The sale into the public market of these shares could materially and adversely affect the market price of our Common Stock.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on Nasdaq and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

Vote required

Approval of Proposal No. 1 requires the affirmative vote of the majority of the votes cast on this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal No. 2.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF THE WARRANTS AND THE WARRANT SHARES PURSUANT TO THE WARRANTS, INCLUDING THE ISSUANCE OF ALL OF THE WARRANT SHARES IN EXCESS OF 19.99% OF THE ISSUED AND OUSTANDING COMMON STOCK ON APRIL 15, 2026

Vote required

If a quorum is represented at the June 2026 Special Meeting, this Proposal No. 1 will be approved with the affirmative vote of the majority of share present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the proposal. Because a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 1, we do not expect any broker non-votes to result for this Proposal No. 1.

If a quorum is not represented at the June 2026 Special Meeting, this Proposal No. 1 will be approved if a majority of the votes cast at the June 2026 Special Meeting approves the proposal. In this case, abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal No. 1.

Voting Recommendation

The Board unanimously recommends a vote “FOR” Proposal 1.

THE BOARD RECOMMENDS A VOTE “FOR” THE WARRANT ISSUANCE PROPOSAL

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PROPOSAL 2

APPROVAL OF, PURSUANT TO THE WARRANT AGREEMENT BETWEEN THE COMPANY FINANCIAL ADVISOR PURSUANT TO THAT CERTAIN INVESTMENT BANKING AGREEMENT, DATED APRIL 22, 2026, OF THE ADJUSTMENT OF THE NUMBER OF SHARES OF COMMON STOCK UNDERLYING THE WARRANT SHARES (THE “SHARE ADJUSTMENT PROPOSAL”)

Overview

Proposal No. 2 is to approve of the adjustment of the number of shares of common stock underlying the Warrant Shares in order to comply with Section 3.2 of the Warrant Agreement.

Section 3.2 of the Warrant Agreement provides that, from April 10, 2026 until the tenth (10th) trading day after the issuance date (the “Adjustment Period”), the maximum number of shares of Common Stock issuable upon exercise of each Warrant shall be increased or decreased in accordance with the formula set forth therein, subject to certain customary exceptions. The adjustment is intended to provide the Company with the right to adjust accordingly, and the holders of the Warrants in connection with future issuances of our Common Stock will not receive further adjustments as set forth therein.

We are seeking stockholder approval to give full effect to the adjustment provisions of Section 3.2, including any adjustments that may result in the issuance of additional shares of Common Stock upon exercise of the Warrants beyond the number of shares originally issuable thereunder.

Potential Consequences if This Proposal

If this Proposal 2 is approved, the adjustment provisions set forth in Section 3.2 of the Warrant Agreement will be given full effect, and the number of shares of Common Stock issuable upon exercise of the Warrants may be increased in accordance with such provisions upon the occurrence of a Dilutive Issuance. If this Proposal 2 is not approved, the Company may be limited in its ability to honor its contractual obligations under the Warrant Agreement, which could expose the Company to claims of breach by the Warrant holders.

Dissenters’ Rights of Appraisal

Under the DGCL, stockholders are not entitled to dissenters’ rights of appraisal in connection with the approval of Proposal No. 2.

Vote Required

In order for Proposal No. 2 to be approved, holders of a majority of the shares of common stock present or represented by proxy at the June 2026 Special Meeting and entitled to vote, and a majority of votes cast, must vote “FOR” Proposal No. 2. You may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal No. 2.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE SHARE ADJUSTMENT PROPOSAL. Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards “FOR” the approval of the Share Adjustment Proposal.

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PROPOSAL THREE

APPROVAL OF VOLUNTARY ADJUSTMENTS TO THE EXERCISE PRICE OF OUTSTANDING WARRANT SHARES PURSUANT TO THE WARRANT AGREEMENT TO THAT CERTAIN WARRANT AGREEMENT (“EXERCISE PRICE ADJUSTMENT PROPOSAL”)

Overview of the Proposal

We are asking our stockholders to approve the voluntary adjustment, from time to time, of the exercise price of any and all currently outstanding warrants held by certain investors pursuant to Section 3.8 of the Warrant Agreement.

Section 3.8 of the Warrant Agreement grants the Company the right, in its sole discretion and without the consent of any Warrant holders, to lower the exercise price of the Warrants to any amount and for any period of time deemed appropriate by the Board of Directors. Such voluntary reductions in the exercise price are designed to provide the Company with flexibility to incentivize the exercise of the Warrants and raise additional capital when the Board of Directors determines it to be in the best interests of the Company and its stockholders.

We are seeking stockholder approval to permit the Company to make such voluntary adjustments to the exercise price of the outstanding Warrants from time to time as the Board of Directors may determine in its discretion.

Effect of the Proposal

If this Proposal 3 is approved, the Board of Directors will have the authority to voluntarily reduce the exercise price of the outstanding Warrants pursuant to Section 3.8 of the Warrant Agreement at such times and in such amounts as the Board of Directors may determine. Such reductions may incentivize the exercise of Warrants and result in the receipt of additional capital by the Company, although there can be no assurance that Warrant holders will exercise their Warrants following any such reduction. If this Proposal 3 is not approved, the Company may be limited in its ability to utilize the voluntary adjustment provisions of the Warrant Agreement, which could restrict the Company’s flexibility to raise capital through the exercise of the Warrants.

Required Vote of Shareholders

The affirmative vote of the holders of a majority of the outstanding shares of our voting capital stock is required to approve this proposal.

Abstentions will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal. Brokers have discretionary authority and may vote on the proposal without having instructions from the beneficial owners or persons entitled to vote thereon.

Properly executed proxies will be voted at the June 2026 Special Meeting in accordance with the instructions specified on the proxy; however, if no such instructions are given, the persons named as agents and proxies in the accompanying form of proxy will vote such proxy “FOR” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF VOLUNTARY ADJUSTMENTS TO THE EXERCISE PRICE OF THE WARRANTS.

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PROPOSAL FOUR

TO APPROVE ONE OR MORE ADJOURNMENTS OF THE JUNE 2026 SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT

General

In addition to the Warrant Issuance Proposal, the Share Adjustment Proposal, and the Exercise Price Adjustment Proposal, our stockholders are also being asked to approve one or more adjournments of the June 2026 Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the Warrant Issuance Proposal, the Share Adjustment Proposal, and the Exercise Price Adjustment Proposal, if there are insufficient votes at the time of such adjournment to approve and adopt any or all of the Warrant Issuance Proposal, the Share Adjustment Proposal, and the Exercise Price Adjustment Proposal, (the “Adjournment Proposal”). If the Adjournment Proposal is approved, the June 2026 Special Meeting could be successively adjourned to another date. In addition, the Board could postpone the June 2026 Special Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the June 2026 Special Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise at the adjourned meeting.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote Required

If a quorum is represented at the June 2026 Special Meeting, this Proposal No. 4 will be approved with the affirmative vote of the majority of share present in person, by remove communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the proposal. Because a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 4, we do not expect any broker non-votes to result for this Proposal No. 4.

If a quorum is not represented at the June 2026 Special Meeting, this Proposal No. 4 will be approved if a majority of the votes cast at the June 2026 Special Meeting approves the proposal. In this case, abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal No. 4.

OUR BOARD RECOMMENDS A VOTE “FOR” ONE OR MORE ADJOURNMENTS OF THE JUNE 2026 SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE WARRANT ISSUANCE PROPOSAL, SHARE ADJUSTMENT PROPOSAL, AND EXERCISE PRICE ADJUSETMENT PROPOSAL, IF THERE ARE NOT SUFFICIENT VOTES AT THE JUNE 2026 SPECIAL MEETING TO APPROVE AND ADOPT THE WARRANT ISSUANCE PROPOSAL, SHARE ADJUSTMENT PROPOSAL, AND EXERCISE PRICE ADJUSTMENT PROPOSAL.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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APPENDIX A

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

WARRANT TO PURCHASE COMMON STOCK

ASPIRE BIOPHARMA HOLDINGS, INC.

Warrant Shares: The Maximum Eligibility Number	Initial Exercise Date: As defined in Section 1.14, subject to Section 2.7 hereof
Issuance Date: April 20, 2026

THIS WARRANT TO PURCHASE COMMON STOCK (the “Warrant”) certifies that, for value received, [     ] or his assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Initial Exercise Date until this Warrant is exercised in full (the “Termination Date”), to subscribe for and purchase from Aspire Biopharma Holdings, Inc., a Delaware corporation (the “Company”), the Maximum Eligibility Number (as defined herein) of Common Stock (such shares, as subject to adjustment hereunder, the “Warrant Shares”). Subject to the provisions of Section 2.3, the purchase price of one (1) share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2.2.

1.	Definitions. The following terms have the meanings indicated in this Section 1:

1.1. “Adjustment Period” means the period commencing on the Adjustment Period Commencement Date and ending after the close of trading on the Adjustment Period End Date.

1.2. “Adjustment Period Commencement Date” means April 10, 2026.

1.3. “Adjustment Period End Date” means the tenth (10th) Trading Day after the Issuance Date.

1.4. “Adjustment Share Amount” means the number of shares of Common Stock obtained by multiplying (a) the fully diluted number of shares of common stock at announcement of the proposed merger transaction with any counterparty on or after the Issuance Date, giving effect to the full conversion and/or exercise of any convertible notes, convertible preferred stock or warrants, assuming conversion/exercise at the applicable floor price, or if there is no floor price, then at 50% of the closing price of the common stock on the Trading Day immediately prior to such announcement by (b) ten percent (10%) by (c) the Warrant Percentage. For the sake of clarity, in the event any such securities are converted or exercised following such announcement at a price higher than the price mentioned in clause (a) of the prior sentence, such exercise will not decrease the Adjustment Share Amount.

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1.5. “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

1.6. “Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

1.7. “Board of Directors” means the board of directors of the Company.

1.8. “Business Day” means a Calendar Day other than a Saturday, Sunday or any other Calendar Day which is a federal legal holiday in the United States or any Calendar Day on which the commercial banks in the City of New York are required by law or other governmental action to close, provided that the commercial banks in the City of New York shall not be deemed to be required to be closed due to a “stay at home,” “shelter in place,” “non-essential employee” or similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the City of New York generally are open for use by customers on such Calendar Day.

1.9. “Calendar Day” means each and every day of the week (Sunday, Monday, Tuesday, Wednesday, Thursday, Friday and Saturday).

1.10. “Commission” means the United States Securities and Exchange Commission.

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1.11. “Common Stock” means the common stock of the Company, $0.0001 par value per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

1.12. “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

1.13. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.14. “Initial Exercise Date” means the closing date of the transaction announced in the Current Report on Form 8-K filed by the Company on April 15, 2026 (SEC File/Film Number 001-41293 26865783).

1.15. “Maximum Eligibility Number” shall be calculated in accordance with Section 3.2.

1.16. “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

1.17. “Release Date” means the later of (x) the earlier of (i) the Resale Effective Date or (ii) the date that the Securities can be sold, assigned or transferred without restriction or limitation pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended (or a successor rule thereto) or (y) the Stockholder Approval Notice Time.

1.18. “Resale Effective Date” means the earliest of the date that (a) one or more Resale Registration Statements registering for resale all Warrant Shares have been declared effective by the Commission, (b) all of the Warrant Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without volume or manner-of-sale restrictions, (c) following the one year anniversary of the Closing Date provided that the applicable holder of Warrant Shares is not an Affiliate of the Company, or (d) all of the Warrant Shares may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions and Sichenzia Ross Ference Carmel LLP has delivered to such holders a standing written unqualified opinion that resales may then be made by such holders of the Warrant Shares pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

1.19. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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1.20. “Stockholder Approval” means such approval as may be required by the applicable rules and regulations of The Nasdaq Stock Market LLC (or any successor entity) from the stockholders of the Company, or board of directors in lieu thereof, with respect to issuance of all of the Warrants and the Warrant Shares upon the exercise thereof, including without limitation:

1.20.1. to issue in excess of twenty percent (20%) of the outstanding shares of Common Stock at a deemed discount to the Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)(1)(A)) immediately prior to the Issuance Date.

1.20.2. to give full effect to the adjustment of the number of shares of Common Stock underlying these Warrants pursuant to Section 3.2.

1.20.3. to consent to the voluntary adjustment, from time to time, of the exercise price of any and all currently outstanding warrants pursuant to Section 3.8.

1.21. “Stockholder Approval Notice Time” means the time of public availability of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission giving public notice of Stockholder Approval.

1.22. “Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

1.23. “Trading Day” means a Calendar Day on which the principal Trading Market is open for trading.

1.24. “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

1.25. “Transaction Documents” means these Warrants and the Registration Rights Agreement and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

1.26. “Transfer Agent” means Colonial Stock Transfer the current transfer agent of the Company, with a mailing address of 7840 S 700 E., Sandy, UT 84070, and any successor transfer agent of the Company.

1.27. “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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1.28. “Warrant Percentage” means 32%.

2.	Exercise.

2.1. Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise substantially in the form attached hereto as Exhibit 2.1 (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2.5.1 herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2.3 below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days after the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day after receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

2.2. Exercise Price. The aggregate exercise price of this Warrant, except for a nominal exercise price of $0.00001 per Warrant Share, subject to adjustment hereunder (such nominal exercise price, the “Exercise Price”), was pre-funded to the Company on or prior to the Initial Exercise Date and, consequently, no additional consideration (other than such Exercise Price) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever. The remaining unpaid exercise price per Warrant Share is $0.00001.

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2.3. Cashless Exercise. This Warrant may also be exercised, in whole or in part, by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) delivered pursuant to Section 2.1 hereof on a Calendar Day that is not a Trading Day or (2) delivered pursuant to Section 2.1 hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the highest Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. within two (2) hours of the Holder’s delivery of the Notice of Exercise pursuant to Section 2.1 hereof if such Notice of Exercise is delivered during “regular trading hours,” or within two (2) hours after the close of “regular trading hours” on a Trading Day or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is delivered pursuant to Section 2.1 hereof two (2) or more hours following the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

2.4. Holding Period for Cashless Exercise. If Warrant Shares are issued in a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. Without limiting any other provision in the Transaction Documents, assuming (i) the Holder is not an Affiliate of the Company, and (ii) all of the applicable conditions of Rule 144 promulgated under the Securities Act with respect to Holder and the Warrant Shares are met in the case of such a cashless exercise, the Company agrees that the Company will cause the removal of the legend from such Warrant Shares (including by delivering an opinion of Sichenzia Ross Ference Carmel LLP to the Company’s transfer agent at its own expense to ensure the foregoing), and the Company agrees that the Holder is under no obligation to sell the Warrant Shares issuable upon the exercise of the Warrant prior to removing the legend. The Company agrees not to take any position contrary to this Section 2.4.

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2.5. Mechanics of Exercise.

2.5.1. Delivery of Warrant Shares upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate or by electronic delivery (at the election of the Holder), for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) one (1) Trading Day after the delivery to the Company of the Notice of Exercise and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. Notwithstanding anything herein to the contrary, upon delivery of the Notice of Exercise, the Holder shall immediately be deemed for purposes of Regulation SHO under the Exchange Act to have become the holder of the Warrant Shares irrespective of the date of delivery of the Warrant Shares. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third (3rd) Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a Transfer Agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise. Notwithstanding the foregoing, with respect to any Notice(s) of Exercise delivered on or prior to 12:00 p.m. (New York City time) on the Initial Exercise Date, which may be delivered at any time after the Initial Exercise Date, the Company agrees to deliver the Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Initial Exercise Date and the Initial Exercise Date shall be the Warrant Share Delivery Date for purposes hereunder, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by such Warrant Share Delivery Date. NOTWITHSTANDING ANY PROVISION OF THIS WARRANT TO THE CONTRARY, NO MORE THAN THE MAXIMUM ELIGIBILITY NUMBER OF WARRANT SHARES SHALL BE EXERCISABLE HEREUNDER.

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2.5.2. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

2.5.3. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2.5.1 by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

2.5.4. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2.5.1 above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored and return any amount received by the Company in respect of the Exercise Price for those Warrant Shares (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

2.5.5. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

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2.5.6. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto as Exhibit 2.5.6 duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-Trading Day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-Trading Day electronic delivery of the Warrant Shares.

2.5.7. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

2.6. Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2.6, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2.6 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2.6, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2.6, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2.6 shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until sixty-one (61) Calendar Days after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2.6 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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2.7. Issuance Restrictions. If the Company has not obtained Stockholder Approval, then the Company may not issue upon exercise of this Warrant a number of shares of Common Stock, which, when aggregated with any shares of Common Stock issued upon prior exercise of this or any other Warrant issued on the Issuance Date, would exceed 2,346,531.982, subject to adjustment for reverse and forward share splits, share dividends, share combinations and other similar transactions that occur after the Issuance Date (such number of shares, the “Issuable Maximum”). The Holder and the holders of the other Warrants issued on the Issuance Date shall be entitled to a portion of the Issuable Maximum equal to such Holder’s Warrant Percentage divided by the sum of all Warrant Percentages of all Warrants issued on the Issuance Date. In addition, the Holder may allocate its pro-rata portion of the Issuable Maximum among Warrants held by it and its Affiliates in its sole discretion. Such portion shall be adjusted upward ratably in the event a Holder no longer holds any Warrants and the amount of shares issued to such Holder pursuant to its Warrants was less than such Holder’s pro-rata share of the Issuable Maximum.

3.	Certain Adjustments.

3.1. Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of Shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

3.2. Maximum Eligibility Number Adjustment. During the Adjustment Period, the Maximum Eligibility Number shall be increased (but not decreased) to equal the Adjustment Share Amount. Any exercise of this Warrant during the Adjustment Period will reduce the remaining Adjustment Share Amount, and a Holder will not receive further adjustments under Section 3.2 for any previously exercised portion of this Warrant.

3.3. Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3.1 above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to all (or substantially all) of the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

3.4. Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to all (or substantially all) holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). To the extent that this Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

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3.5. Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock or 50% or more of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2.6 on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2.6 on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3.5 pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant that is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock prior to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 3.5 regardless of (i) whether the Company has sufficient authorized shares of Common Stock for the issuance of Warrant Shares and/or (ii) whether a Fundamental Transaction occurs prior to the Initial Exercise Date. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 Trading Days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, the Holder shall only be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of shares of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of shares are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of shares of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of shares will be deemed to have received common stock/shares of the Successor Entity (which Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the Trading Day of consummation of the applicable contemplated Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of (1) 100% and (2) the 100 day volatility as obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the highest VWAP during the period beginning on the Trading Day immediately preceding the public announcement of the applicable contemplated Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to this Section 3.5 and (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of (i) five (5) Business Days after the Holder’s election and (ii) the date of consummation of the Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3.5 pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant that is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock prior to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 3.5 regardless of (i) whether the Company has sufficient authorized shares of Common Stock for the issuance of Warrant Shares and/or (ii) whether a Fundamental Transaction occurs prior to the Initial Exercise Date.

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3.6. Calculations. All calculations under this Section 3 shall be made to the nearest fraction of a cent as in the initial Exercise Price or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

3.7. Notice to Holder.

3.7.1. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

3.7.2. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least twenty (20) Calendar Days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

3.8. Voluntary Adjustment by Company. Subject to the rules and regulations of the Trading Market and the consent of the Holder, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors.

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3.9. Stockholder Approval. The Company shall hold a special meeting of stockholders (which may also be at the annual meeting of stockholders; such meeting, the “Stockholder Approval Meeting”) at the earliest practicable date after the date hereof, but in no event later than sixty (60) Calendar Days after the Closing Date for the purpose of obtaining Stockholder Approval, if required to effect the purpose thereof, with the recommendation of the Board that such proposal be approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. The Company shall use its reasonable best efforts to obtain such Stockholder Approval, and officers, directors, and shareholders subject to the Lock-Up Agreement shall cast their proxies in favor of such proposal. The Stockholder Approval Meeting shall not be held between 9:30 a.m. (New York City time) and 4:02 p.m. (New York City time) on any Trading Day, and the Company shall file a Current Report on Form 8-K announcing the voting results of the Stockholder Approval Meeting prior to 9:00 a.m. (New York City time) on the Trading Day immediately following the Stockholder Approval Meeting (i.e., the same Trading Day if the Stockholder Approval Meeting is held prior to 9:30 a.m. (New York City time) on a Trading Day). If the Company does not obtain Stockholder Approval at the first meeting, the Company shall call a meeting every three (3) months thereafter to seek Stockholder Approval until the earlier of the date Stockholder Approval is obtained or these Warrants are no longer outstanding.

4.	Transfer of Warrant.

4.1. Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4.4 hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit 2.5.6 duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days after the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

4.2. New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4.1, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial Issuance Date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

4.3. Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

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4.4. Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions, the Company may require, as a condition of allowing such transfer, that the transferor (other than in connection with a transfer to an Affiliate of the transferor) provide to the Company an opinion of counsel to the effect that such transfer does not require registration of such transferred Warrant under the Securities Act.

4.5. Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

5.	Miscellaneous.

5.1. No Rights as Stockholder until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2.5.1, except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2.3or to receive cash payments pursuant to Section 2.5.1 and Section 2.5.4 herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

5.2. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

5.3. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken, or such right may be exercised, on the next succeeding Trading Day.

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5.4. Authorized Shares.

5.4.1. Reservation of Authorized and Unissued Shares. The Company covenants that, while the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant and assuming that the number of Warrant Shares is being determined based on the Maximum Eligibility Number. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable (which means that no further sums are required to be paid by the holders thereof in connection with the issue thereof) and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). If the Company does not have a sufficient number of authorized and unissued shares of Common Stock available to honor the exercise of Warrants, the Company shall allocate the available number of Warrant Shares on a pro rata basis among all Holders exercising Warrants, until such time as the Company has a sufficient number of authorized Common Stock to issue all Warrant Shares in full.

5.4.2. Noncircumvention. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, assuming that the number of Warrant Shares is being determined based on the Maximum Eligibility Number and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

5.4.3. Authorizations, Exemptions and Consents. Before taking any action that would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

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5.5. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. Notwithstanding the foregoing, nothing in this paragraph shall limit or restrict the federal district court in which a Holder may bring a claim under the federal securities laws.

5.6. Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

5.7. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. No provision of this Warrant shall be construed as a waiver by the Holder of any rights which the Holder may have under the federal securities laws and the rules and regulations of the Commission thereunder. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

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5.8. Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at 23150 Fashion Dr., Suite 232, Estero, FL, Attention: Kraig Higginson, Chief Executive Officer, email address: kraig@kittsgroup.com, or such other email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section 5.8 prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section 5.8 on a Calendar Day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

5.9. Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

5.10. Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

5.11. Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

5.12. Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and a majority-in-interest of Holders of the Warrants, on the other hand.

5.13. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

5.14. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

[ASBP Warrant Signature Page Follows]

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[ASBP Warrant Signature Page]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

ASPIRE BIOPHARMA HOLDINGS, INC.

By:
Name:	Kraig Higginson
Its:	Chief Executive Officer

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Exhibit 2.1

NOTICE OF EXERCISE

To:	ASPIRE BIOPHARMA HOLDINGS, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ]	in lawful money of the United States.

[ ]	if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2.3, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 2.3.

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4) The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[ASBP Warrant Exercise Notice – Investor Signature Page]

Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

Exhibit 2.5.6

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant to purchase shares of Common Stock.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
Address:
Phone Number:
Email Address:
Date:
Holder’s Signature:
Holder’s Address: